STEWARD FUNDS

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

(“Funds”)

Supplement dated March 17, 2009

To Prospectus and Statement of Additional Information dated August 28, 2008

At a meeting held February 18, 2008, the Board of Directors (“Board”) of the Steward Funds voted to amend the Funds’ Administrative Services Plan (“Plan”) effective April 1, 2009. The Plan compensates the Funds’ distributor for payments it makes to service organizations (“Service Organizations”) that provide services to group accounts in which shareholders of Funds or Classes specified by the Board participate. The Plan is currently applicable to the Individual Class of each Fund. Prior to April 1, 2009, the Plan provided that the Individual Class shall compensate the Funds’ distributor for such Service Organization expenses in the amount of 0.10% of the net asset value of all Individual Class shares participating in group accounts for which a Service Organization provides services. Under the amendment approved by the Board of Directors, the Individual Class shares will compensate the Fund’s distributor for payments it makes to such Service Organizations provided that such compensation may not exceed 0.10% of the net asset value of all Individual Class shares. The Plan will thus continue to compensate the distributor for expenses it incurs with respect to the participation of Individual Class shareholders in group accounts serviced by Service Organizations, but provides greater flexibility to accommodate fee increases by such Service Organizations, while retaining for the Individual Class the benefits of making available the services provided by such Service Organizations.